Exhibit 10

April 22, 2009

Dillard’s, Inc. and
the other Borrowers noted below
1600 Cantrell Road
Little Rock, Arkansas 72201
Attention:	Sherrill Wise
Treasurer

Re: Sixth Amendment to Amended and Restated Credit Agreement (the “Sixth Amendment”)

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of December 12, 2003 (as amended, the “Credit Agreement”), among Dillards, Inc., a Delaware corporation (individually and as the Lead Borrower); Dillard Tennessee Operating Limited Partnership, a Tennessee limited partnership; Dillard Store Services, Inc., an Arizona corporation; The Higbee Company, a Delaware corporation (successor by merger to Gayfer’s Montgomery Fair Co.); Construction Developers, Incorporated, an Arkansas corporation; Dillard’s Texas, LLC, a Texas corporation (formerly Dillard Texas Operating Limited Partnership); Dillard International, Inc., a Nevada corporation; Condev Nevada, Inc., a Nevada corporation; U.S. Alpha, Inc., a Nevada corporation; and Dillard’s Dollars, Inc., an Arkansas corporation (collectively, the “Borrowers”), the lenders party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent for the lenders (the “Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

Pursuant to Section 2.06(a) of the Credit Agreement, total Letter of Credit Outstandings shall not exceed $400,000,000. The Borrowers, the Agent, the Issuing Banks and the Lenders desire to further delineate the LC Sublimit between the amount of standby letters of credit and commercial letters of credit. Accordingly, as of the date hereof, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree to amend the Credit Agreement as follows:

(i) The following new terms are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Commercial Letter of Credit Outstandings” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding commercial Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements relating to commercial Letters of Credit that have not yet been reimbursed by or on behalf of the Borrowers at such time. The Commercial Letter of Credit Outstandings of any Revolving Lender at any time shall be its Commitment Percentage of the total Commercial Letter of Credit Outstandings at such time.

“Standby Letter of Credit Outstandings” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding standby Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements relating to standby Letters of Credit that have not yet been reimbursed by or on behalf of the Borrowers at such time. The Standby Letter of Credit Outstandings of any Revolving Lender at any time shall be its Commitment Percentage of the total Standby Letter of Credit Outstandings at such time.

(ii) The term Letter of Credit Outstandings contained in Section 1.01 is hereby deleted in its entirety and replaced with the following term:

“Letter of Credit Outstandings” means the sum of Commercial Letter of Credit Outstandings and Standby Letter of Credit Outstandings.

(iii) Section 2.06(a) of the Credit Agreement is hereby amended to add the following at the end of such Section:

In addition, no Letter of Credit shall be issued if after giving effect to such issuance: (i) Standby Letter of Credit Outstandings shall exceed $200,000,000 or Commercial Letter of Credit Outstandings shall exceed $200,000,000. The Lead Borrower may adjust the amount of the Standby Letter of Credit Outstandings limit and the Commercial Letter of Credit Outstandings limit, by providing three Business Days prior written notice to the Agent, so long as the total of such limits does not exceed the aggregate sublimit for Letter of Credit Outstandings set for in this Section 2.06(a). The Agent shall promptly confirm to the Borrowers, the Issuing Banks and the Lenders the amount and the effective date of the revised sublimits.

This Sixth Amendment is a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

This Sixth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Sixth Amendment until this Sixth Amendment has been executed by the Agent, each Issuing Bank, each Borrower and the Required Lenders, at which time this Sixth Amendment shall be binding on, enforceable against and inure to the benefit of the Borrowers, the Agent, each Issuing Bank and all Lenders. Facsimiles shall be effective as originals.

THIS SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

The Borrowers hereby acknowledge, and represent and warrant to the Lenders that (a) the Borrowers have had the opportunity to consult with legal counsel of their own choice and have been afforded an opportunity to review this Sixth Amendment with their legal counsel, (b) the Borrowers have reviewed this Sixth Amendment and fully understand the effect thereof and all terms and provisions contained herein, (c) the Borrowers have executed this Sixth Amendment of their own free will and volition, and (d) this Sixth Amendment shall be construed as if jointly drafted by the Borrowers and the Lenders. The recitals contained in this Sixth Amendment shall be construed to be part of the operative terms and provisions of this Sixth Amendment.

This Sixth Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York and, to the extent controlling, the laws of the United States of America.

The terms of this Sixth Amendment shall be binding upon the Borrowers and inure to the benefit of the Agent, the Issuing Banks and the Lenders and their respective successors and assigns.

Please indicate the Borrowers’, the Issuing Banks’ and the Lenders’ agreement to the foregoing by signing this Sixth Amendment in the space indicated below and returning a copy of this Sixth Amendment so executed to the Agent.

Very truly yours,

JPMORGAN CHASE BANK, N.A.
As Agent, Issuing Bank, and a Lender

By:	/s/ Courtney Jeans
Name:	Courtney Jeans
Title:	Vice President

ACKNOWLEDGED AND AGREED:

BORROWERS

DILLARD’S, INC.,
As the Lead Borrower and a Borrower

DILLARD TENNESSEE OPERATING LIMITED PARTNERSHIP
By:	its General Partner, Construction Developers,
Incorporated, as a Borrower

DILLARD STORES SERVICES, INC., as a Borrower

THE HIGBEE COMPANY, as a Borrower

CONSTRUCTION DEVELOPERS, INCORPORATED, as a Borrower

CONDEV NEVADA, INC. as a Borrower

DILLARD’S DOLLARS, INC., as a Borrower

By:	/s/ Sherrill E . Wise
Name:	Sherrill E. Wise
Title:	Vice President to each Borrower listed above

DILLARD’S TEXAS, LLC,
as a Borrower

By:	/s/ Sherrill E. Wise
Name:	Sherrill E. Wise
Title:	Vice President to each Borrower listed above

U.S. ALPHA, INC., as a Borrower

By:	/s/ James I. Freeman
Name:	James I. Freeman
Title:	Vice President

DILLARD INTERNATIONAL, INC. as a Borrower

By:	/s/ James I. Freeman
Name:	James I. Freeman
Title:	Chief Executive Officer

OTHER LENDERS

WELLS FARGO FOOTHILL, LLC, as a Lender

By:	/s/ Danielle M. Baldinelli
Name:	Danielle M. Baldinelli
Title:	Assistant Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
(formerly known as Congress Financial Corporation)

By:	/s/ Joe Curdy
Name:	Joe Curdy
Title:	Director

NATIONAL CITY BUSINESS CREDIT, INC., as a Lender
(formerly known as National City Commercial Finance, Inc.)

By:	/s/ Kathryn Ellero
Name:	Kathryn Ellero
Title:	Vice President

GMAC COMMERCIAL FINANCE LLC,
as a Lender

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Anita Inkollu
Name:	Anita Inkollu
Title:	Vice President

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Mary Evans	/s/ Iria R. Otsa
Name:	Mary Evans	Iria R. Otsa
Title:	Associate Director	Associate Director

AMSOUTH BANK, as a Lender

By:
Name:
Title:

HSBC BUSINESS CREDIT (USA) INC., as a Lender

By:	/s/ Daniel J. Williams
Name:	Daniel J. Williams
Title:	Vice President

UPS CAPITAL CORPORATION, as a Lender

By:	/s/ John P. Holloway
Name:	John P. Holloway
Title:	Director of Portfolio Management

SUNTRUST BANK, as a Lender

By:	/s/ Patrick Wiggins
Name:	Patrick Wiggins
Title:	Vice President

CITICORP USA, INC.,
as a Lender

By:
Name:
Title:

NORTH FORK BUSINESS CAPITAL CORP., as a Lender

By:
Name:
Title:

ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender

By:
Name:
Title: